SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest
Event Reported): July 10, 2003

SUN HYDRAULICS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-21835	59-2754337

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway
Sarasota, Florida	34243

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  941-362-1200

Item 5. Other Events and Regulation FD Disclosure.

     On July 10, 2003, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing its intention to make a distribution to all shareholders in the form of a special cash dividend of $2.00 per share.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

None.

     (b)  Pro Forma Financial Information.

None.

     (c)  Exhibits.

Exhibit
Number	Exhibit Description

99.1	Press Release of the Registrant dated July 10, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HYDRAULICS CORPORATION

By:	/s/ Richard J. Dobbyn Richard J. Dobbyn Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: July 11, 2003

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